Supplement to the
Fidelity® Large Cap Growth Enhanced Index Fund, Fidelity Large Cap Value Enhanced Index Fund, Fidelity Large Cap Core Enhanced Index Fund, Fidelity Mid Cap Enhanced Index Fund, Fidelity Small Cap Enhanced Index Fund, Fidelity International Enhanced Index Fund
April 29, 2008
Prospectus

The following information replaces similar information found in the "Fund Management" section on page 18.

Each fund is managed by Geode, a sub-adviser to the funds. Jeffrey Adams is lead portfolio manager of the funds. Premkumar Narasimhan, Bobe Simon, and Patrick Waddell are portfolio managers of funds, and Lou Bottari is the assistant portfolio manager of the funds.

The following information supplements similar information found in the "Fund Management" section on page 18.

Premkumar Narasimhan has been a Portfolio Manager with Geode since June 2008. He serves as a portfolio manager of the funds, which he has managed since January 2009. He also serves as a Portfolio Manager for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Narasimhan is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Narasimhan was a Vice President at Morgan Stanley from 2003 to 2008.

Lou Bottari has been an Assistant Portfolio Manager with Geode since May 2008. He serves as an assistant portfolio manager of the funds, which he has managed since January 2009. He also serves as an Assistant Portfolio Manager for other registered investment companies. In addition to his portfolio management responsibilities, Mr. Bottari is responsible for quantitative research and new product development. Prior to joining Geode, Mr. Bottari was employed by Fidelity in 1991 and served as an Assistant Portfolio Manager with Pyramis Global Advisors from 2005 to 2008.

GEI-09-02  January 15, 2009
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